TransWestern Publishing Company LLC

Unaudited Pro Forma Combined Condensed Balance Sheets
December 31, 1998
(in thousands)

                        TransWestern       United          Pro Forma
                         Publishing       Directory       Adjustments    Combined Pro
                         Company LLC    Services, Inc.      (Note 5)        Forma
                       -------------   ---------------   -------------   ------------
Assets

Current assets:
  Cash                      $ 14,067          $    627        $   (627)  (a) $ 14,067
  Trade receivables, net      20,931             1,054          (1,054)  (a)   20,931
Deferred directory costs       8,935             1,678            (991)  (a)    9,622
Other current assets             805                 2              (2)  (a)      805
                       -------------   ---------------   -------------   ------------
      Total current assets    44,738             3,361          (2,674)        45,425

Property, equipment and leasehold
  improvements, net            2,977                54             (54)  (a)    2,977
Acquired intangibles, net     34,486                 -          17,770   (b)   52,256
Other assets, primarily debt
  issuance costs, net          8,629                 2              (2)  (a)    8,629
                       -------------   ---------------   -------------   ------------
         Total assets       $ 90,830          $  3,417        $ 15,040       $109,287

Liabilities and members' or
  shareholders' equity
Current liabilities:
  Accounts payable          $  4,241          $      5        $     (5)  (a) $  4,241
  Salaries and
    benefits payable           3,980                29             (29)  (a)    3,980
  Accrued acquisition costs      450                 -             720   (d)    1,170
  Accrued interest             1,470                 -               -          1,470
  Other accrued liabilities    1,063                 7              (7)  (a)    1,063
  Customer deposits           16,139             1,672            (956)  (a)   16,855
  Current portion,
    long-term debt             2,207                 -               -          2,207
                       -------------   ---------------   -------------   ------------
      Total current
        liabilities           29,550             1,713            (277)        30,986
Long term debt:
  Promissory note              2,000                 -           4,750   (c)    6,750
  Revolving loan                   -                 -          12,271   (c)   12,271
  Senior credit facility      66,165                 -               -         66,165
  Series B  and Series
    C 9 5/8% senior
    subordinated notes       141,784                 -               -        141,784
Shareholders' equity               -             1,704          (1,704)  (e)        -
Member's deficit            (148,669)                -               -       (148,669)
                       -------------   ---------------   -------------   ------------
Total liabilities and members'
  or shareholders equity    $ 90,830          $  3,417        $ 15,040       $109,287
                       =============   ===============   =============   ============

See accompanying notes to unaudited pro forma combined condensed financial statements.


TransWestern Publishing Company LLC

Unaudited Pro Forma Combined Condensed Statement of Operations
For the twelve months ended December 31, 1998
(in thousands)

                        TransWestern       United
                         Publishing       Directory       Pro Forma      Combined Pro
                         Company LLC    Services, Inc.   Adjustments        Forma
                       -------------   ---------------   ------------    ------------
Net revenues                $108,889          $  5,756       $      -        $114,645
Cost of revenues              20,930             2,272              -          23,202
                       -------------   ---------------   ------------    ------------
Gross profit                  87,959             3,484              -          91,443
                       -------------   ---------------   ------------    ------------
Operating expenses:
  Sales and marketing         44,968             2,636              -          47,604
  General and
    administrative            18,106               647          3,554 (a)      22,307
                       -------------   ---------------   ------------    ------------
      Total operating
      expenses                63,074             3,283          3,554          69,911
                       -------------   ---------------   ------------    ------------
Income (loss) from operations 24,885               201         (3,554)         21,532
Other income (expense), net      347               (44)             -             303
Interest expense             (17,785)                -         (1,250) (b)    (19,035)
                       -------------   ---------------   ------------    ------------
Income (loss) from
continuing operations per
member unit (Note 6)        $  7,447          $    157       $ (4,804)       $  2,800
                       =============   ===============   ============    ============

(a) Adjustment to reflect the twelve month amortization of acquired intangibles based on the allocation of the assumed purchase price in the December 31, 1998 pro forma balance sheet of TransWestern Publishing Company LLC.

(b)Adjustment to reflect the incremental interest expense TransWestern Publishing Company LLC would have incurred on the additional debt resulting from the acquisition of United Directory Services, Inc., calculated using the applicable borrowing rates during the period outstanding.

See accompanying notes to unaudited pro forma combined condensed financial statements.

Note 1.

Effective May 1, 1998 as reported on Form 8-K dated May 12, 1998, TransWestern Publishing Company LLC ("TWP") elected to change its fiscal year from April 30 to December 31. Accordingly, the Company began reporting interim results on a calendar year basis. The unaudited pro forma combined condensed statement of income for the twelve months ended December 31, 1998 includes the unaudited four month period ended April 1998.

Note 2.

The unaudited pro forma combined condensed financial statements reflect the following acquisition:

On January 5, 1999, TWP purchased certain tangible and intangible assets totaling $18,457 of United Directory Services, Inc. ("United"). The purchase price, which includes estimated transaction costs of $720 was allocated as follows:

Acquired customer lists                 $17,770
Deferral directory costs                    687
Customer deposits and other liabilities    (716)
                                        -------
                                        $17,741
                                        =======

Note 3.

The unaudited pro forma condensed financial statements have been prepared by TWP based upon the historical financial statements of United and TWP and may not be indicative of the results that may have actually occurred if the combinations had been in effect on the date indicated or for the periods presented or which may be obtained in the future.
The unaudited pro forma condensed statement of operations include the statement of operations of TWP and United for the twelve months ended December 31, 1998. The pro forma condensed financial statements should be read in conjunction with the audited financial statements and notes of United included elsewhere in this filing.


Note 4.

The unaudited pro forma combined condensed statements of operations of TWP and United for the year ended December 31, 1998 assumes the purchase of United had been consummated on January 1, 1998. The pro forma information is based on this historical financial statements of TWP and United giving effect to the transaction under the purchase method of accounting and the assumptions and adjustments in the accompanying footnotes to the pro forma financial statements.

Note 5.

The unaudited pro forma condensed balance sheet assumes the purchase of United had been consummated on December 31, 1998. The pro forma information is based on the historical financial statements of TWP and United giving effect to the transaction under the purchase method of accounting and the assumptions and adjustments as summarized below:

(a) Represents the elimination of assets and liabilities not included in the Asset Purchase Agreement.

(b)Represents the purchase price assigned to the fair value of the intangibles acquired (customer list)

(c) Represents the additional borrowings under the revolving loan and seller promissory notes to fund the acquisition of United.

(d)Represents the accrual of estimated acquisition costs to be incurred by TWP.

(e)Represents the elimination of shareholders' equity of United at the date of acquisition.

Note 6.

TWP's equity interest consists of a single class of authorized common units (the "Member Units"). TransWestern Publishing Company, L.P. is the sole member of TWP and accordingly holds all of the issued and outstanding Member Units.